Exhibit 23   Consent of Amisano Hanson- Auditor

TERRY AMISANO LTD.                                                AMISANO HANSON
KEVIN HANSON, C.A.                                         CHARTERED ACCOUNTANTS





                        CONSENT OF INDEPENDENT ACCOUNTANT


We hereby consent to the use in this Registration Statement of Form SB-2 for W.S. Industries, Inc. of our report dated September 28, 2004, relating to the financial statements of W.S. Industries, Inc., as of August 31, 2004 and the reference to our firm as experts in the Registration Statement.


Vancouver, Canada                                            /s/ Amisano Hanson
November 25, 2004                                        CHARTERED  ACCOUNTANTS






                                  End of Filing